Gabelli
Gold
Fund,
Inc.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

Gabelli Gold Fund, Inc.

Annual Report - December 31, 1997

To Our Shareholders,
                                                                    Caesar Bryan

      1997 was one of the worst years for gold investors in recent memory. Gold fell about $80 to $285 per ounce, a price not seen since 1979, and many gold stocks declined in price by more than 50%.

      The net asset value of the Gabelli Gold Fund declined by 35.4% in the fourth quarter ended December 31, 1997. The Lipper Analytical Services Gold Fund Average and the Philadelphia Gold & Silver (XAU) Index of large North American gold companies declined by 30.3% and 32.2%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was down 51.9% for 1997. The Lipper Gold Fund Average and XAU Index declined 42.3% and 36.5%, respectively, over the same twelve month period. Since inception on July 11, 1994 through December 31, 1997, the Fund has a total return of (40.7)%, which equates to an average annual return of (14.0)%.

INVESTMENT RESULTS (a)

-----------------------------------------------------------------------------------------
                                                     Quarter
                                      -------------------------------------
                                       1st       2nd       3rd        4th      Year
                                       ---       ---       ---        ---      ----
1997: Net Asset Value ..............  $11.83    $ 9.79    $ 9.17     $ 5.87    $ 5.87
      Total Return .................    (4.0)%   (17.2)%    (6.3)%    (35.4)%   (51.9)%
-----------------------------------------------------------------------------------------
1996: Net Asset Value ..............  $14.00    $13.40    $13.46     $12.32    $12.32
      Total Return .................    22.7%     (4.3)%     0.4%      (8.5)%     8.0%
-----------------------------------------------------------------------------------------
1995: Net Asset Value ..............  $11.00    $11.96    $12.27     $11.41    $11.41
      Total Return .................    (0.6)%     8.7%      2.6%      (7.0)%     3.1%
-----------------------------------------------------------------------------------------
1994: Net Asset Value ..............      --        --    $12.37     $11.07    $11.07
      Total Return .................      --        --      23.7%(b)  (10.5)%    10.7%(b)
-----------------------------------------------------------------------------------------

Average Annual Returns - December 31, 1997 (a)
----------------------------------------------
 1 Year............................... (51.9)%
 3 Year............................... (18.8)%
 Life of Fund(b)...................... (14.0)%

                  Dividend History
-----------------------------------------------------
Payment (ex) Date  Rate Per Share  Reinvestment Price
-----------------  --------------  ------------------
December 29, 1997      $0.058            $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on July 11, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GOLD FUND,
      THE LIPPER GOLD FUND AVERAGE AND THE PHILADELPHIA GOLD & SILVER INDEX

   [The following table was depicted as a line chart in the printed material]

          Gabelli Gold Fund* Lipper Gold Fund Average  Phil. Gold & Silver Index
          ------------------ ------------------------  -------------------------
7/11/94         $10,000              10000                       10000
12/31/94        $11,070              10040                        9940
12/31/95        $11,413               9476                       10948
12/31/96        $12,326              10189                       10614
12/31/97        $ 6,000               5879                        6745

----------
*     Past Performance is not predictive of future performance.

Our Investment Objective

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [The following table was depicted as a pie chart in the printed material]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/97

                            North America    70.0%

                            South Africa     14.7%

                            Australia         8.7%

                            South America     4.5%

                            Europe            2.1%

COMMENTARY

      The gold price has been driven down by increased central bank selling and producer forward sales as well as dishoarding by residents of many Southeast Asian countries. Although it is difficult to anticipate what central banks will do in the future, it is reasonable to assume that most of the European central bank selling, in the run up to the introduction of the euro, has been completed. Indeed, the Bank of France, one of the largest holders of gold, has stated its intent to not sell any gold. The Bundesbank has echoed this sentiment.

      Much of the gold mining industry is uneconomic at today's gold price of $280 per ounce. Average cash costs are estimated to be near $260 per ounce with total costs over $315 per ounce. Many gold companies are surviving due to their hedge programs, which nets them a gold price higher than the spot price. However, a number of mine closures have been announced and more will follow. Lower mine production will exacerbate the basic supply demand deficit which rose to an estimated 800 tonnes in 1997 from 450 tonnes in 1996. This compares with total mine production in 1997 of 2,400 tonnes. It is clear that as the gold price has fallen forcing mine closures, demand for gold has risen.

      If central banks curtail their lending and gold companies collapse their hedges to book a profit, the gold price could rally. In this event, the price of gold stocks will likely rise sharply from current, very oversold levels. The current environment can be compared with early 1993. In November 1992, the gold price was near $334 per ounce, the XAU Index of large gold companies was 65 and sentiment was very poor. In early January 1998, the gold price is $280, the XAU is trading at a level of 61 and sentiment is equally depressed. During the first eight months of 1993, the gold price rose approximately 25% and gold equities, as measured by the XAU index, appreciated by 85%.

      We dare to hope that the bear market in gold equities, which began in early 1996, is nearing its end. Gold remains an ignored and unloved asset class with the price at levels not seen since the late 1970's. The gold industry is in dire straits with mines being closed and exploration budgets slashed. Indeed, the ability of many companies to withstand current prices is being called into question. These appear to be signs of a major market bottom. We do not profess to be able to forecast the price of gold, but do believe the price to be cheap relative to its history, other asset classes and demand/supply fundamentals. Therefore, the Gabelli Gold Fund will remain fully committed to gold equities and not stray to cash or base metal equities in order to fully participate in the recovery of gold equities when it occurs. The only non-gold equity that the Fund owns is Stillwater Mining which mines palladium and platinum. Stillwater controls a huge resource which we believe the company can successfully bring to account.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1997.

Barrick Gold Corp. (ABX - $18.625 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from their very high quality mines near Elko in Nevada, which the company purchased in the early 1980s. Barrick has used cash flows from its Nevada Mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

Cia de Minas Buenaventura SA (BLE.LM - $7.52 - Lima Stock Exchange) is one of Peru's leading mining companies. Its major asset is its stake in Yanacocha, which is one of the most profitable gold operations in the world and South America's largest gold mine. The operator is Newmont Mining and the mine is expected to produce over one million ounces in 1998. Newmont Mining, in a recent annual report, described Yanacocha as "a gold producer's dream." Buenaventura has interests in a number of other gold and silver mines in Peru, as well as promising exploration properties. Buenaventura's exploration joint venture partners include Barrick Resources, Echo Bay and Cyprus Amex.

Euro-Nevada Mining Corp. (EN.TO - $13.52 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project, which will be one of the lowest cost gold mines in the world when it comes into production.

Franco-Nevada Mining Corp. (FN.TO - $19.64 - Toronto Stock Exchange) is a Canadian company which invests in gold and other natural resource royalty properties. Its major assets are the royalties attached to the Goldstrike Mine operated by Barrick Gold in the Carlin Trend of Nevada. The company's other main gold interest is a joint venture with Euro-Nevada at Midas, also in Nevada, where exploration drilling is taking place. Recently, Franco-Nevada acquired a 5% net profit royalty on the Pandora platinum property owned by Rustenburg Platinum in South Africa, which is estimated to contain 31 million ounces of platinum group metal reserves. The company has a very strong balance sheet, which was further strengthened by an equity offering that was completed in January 1998.

GoldCorp Inc. (GA.TO - $3.95 - Toronto Stock Exchange) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

Newmont Mining Corp. (NEM - $29.375 - NYSE) is one of the premier growth gold mining companies in North America. Following a merger with Santa Fe Gold on May 5, 1997, Newmont has over 55 million ounces of gold reserves. Newmont expects to produce about four million ounces in 1998. Seventy five percent of its production comes from Nevada, where Newmont has a very large land position. Outside the U.S., the company has operations in Indonesia, Peru and Uzbekistan. The company is currently developing a large copper and gold porphyry in Indonesia. Although Newmont is a low cost producer, the stock is very sensitive to changes in the gold price because the company does not hedge its production and has a significant amount of debt.

The Pioneer Group Inc. (PIOG - $28.125 - Nasdaq), based in Boston, engages in two main businesses: asset management and natural resources development, including gold mining. The company owns 90% of the Teberebie gold mine, which is Ghana's second largest mine. The mine produces about 300,000 ounces on an annual basis at a cost of less than $200 per ounce. Reserves at the mine are extensive and should support further mine expansions. The company is exploring for gold in Ghana and Russia and has extensive timber operations in eastern Russia. Pioneer also operates a successful mutual fund business in the U.S. with over $20 billion under management. The company has also invested in financial services businesses outside the U.S., primarily in Russia, Poland and the Czech Republic, which we expect to be successful.

Prime Resources Group (PRM.TO - $6.64 - Toronto Stock Exchange) is a mid-sized precious metals mining company which owns the Eskay Creek and Snip Mines in northwestern British Columbia. The company is a 51%-owned subsidiary of Homestake, a leading gold mining company based in the U.S. which, as a low cost producer, does not hedge its production. At the end of 1997, Prime had resources of 2.7 million ounces of gold and 117 million ounces of silver. The company stands to benefit from the recent increase in the price of silver.

Stillwater Mining Co. (SWC - $16.75 - AMEX) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electronic components for personal computers and cellular telephones.

Historically, platinum has traded at a premium to the gold price. Russia is the world's major producer of palladium but due to uncertainties about supplies, the price of palladium has risen sharply to over $200 per ounce during the past year. Stillwater controls a massive high-grade platinum and palladium ore body in southern Montana. New management has been successful in improving mining operations and is now embarking on an expansion program. The company has excellent growth potential.

TVX Gold Inc. (TVX - $3.375 - NYSE) is a mid-sized gold producer with four operating mines. Its largest mine is La Coipa in Chile, a joint venture with Placer Dome, one of the world's largest gold producers. TVX's other mines are located in Brazil and Canada. The company has been very actively pursuing a growth strategy, which includes acquisitions and exploration. The single most exciting project within the company is at Kassandra in Greece. This property was sold to TVX by the Government of Greece and mining has been conducted there for centuries. However, TVX has discovered further resources and Kassandra will become a significant producer of gold for the company. Recently, one of TVX's development properties, Mussellwhite, operated by Placer Dome, began producing gold. We believe TVX is one of the cheapest mid-capitalization gold stocks on a reserve basis in North America.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

      As always, we thank you for your confidence in our investment abilities and will strive to preserve and enhance the assets you have entrusted to us.


                                   Sincerely,


                                   Caesar Bryan
                                   President and Portfolio Manager
February 1, 1998

--------------------------------------------------------------------------------

                                Top Ten Holdings
                                December 31, 1997
                                -----------------

             Stillwater Mining Co.           Franco-Nevada Mining Corp.
             Newmont Mining Corp.            TVX Gold Inc.
             Euro-Nevada Mining Corp.        Cia de Minas Buenaventura SA
             Barrick Gold Corp.              Prime Resources Group
             Pioneer Group Inc.              GoldCorp Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- December 31, 1997
================================================================================

                                                                    Market
 Shares                                                 Cost         Value
 ------                                                 ----        ------

          COMMON STOCKS -- 93.5%
          METALS and MINING -- 93.5%
          AUSTRALIA -- 8.1%
 21,658   AGSM..................................... $     1,897  $     2,166
230,000   Emperor Mines Ltd.+......................     314,712       67,437
 50,000   Lihir Gold Ltd.+.........................      85,186       52,125
100,000   Normandy Mining Ltd......................     136,536       97,083
 60,000   Plutonic Resources Ltd...................     278,784      167,322
 80,000   Ranger Minerals NL+......................     235,400      172,014
140,000   Resolute Samantha Ltd....................     279,858      102,166
                                                    -----------  -----------
                                                      1,332,373      660,313
                                                    -----------  -----------
          IRELAND -- 1.9%
347,271   Glencar Explorations plc+................     239,247      157,135
                                                    -----------  -----------
          NORTH AMERICA -- 66.0%
 94,257   Avgold Ltd.+.............................     235,392       73,603
 22,000   Barrick Gold Corp........................     512,163      409,750
 97,600   Bema Gold Corp.+.........................     200,000      237,900
 38,500   Dayton Mining Corp.+.....................     120,951       72,641
 35,200   Euro-Nevada Mining Corp..................     219,367      475,969
 19,000   Franco-Nevada
            Mining Corp............................     262,948      373,091
 10,000   Getchell Gold Corp.+.....................     270,625      240,000
 82,900   GoldCorp Inc., Cl. A+....................     210,453      327,309
 35,000   Golden Star
            Resources Ltd.+........................     273,762      122,290
 25,000   Greenstone Resources Ltd.+...............      97,792      118,796
 94,200   Guyanor Resources SA,
            Cl. B+.................................     142,317       92,158
100,000   IAM Gold+................................     418,212      314,461
 70,000   Meridian Gold Inc.+......................     253,534      195,665
 17,000   Newmont Mining Corp......................     831,050      499,375
 14,200   Pioneer Group Inc........................     321,369      399,375
 12,300   Placer Dome Inc..........................     251,528      156,056
 50,000   Prime Resources Group....................     369,310      331,931
 33,250   Stillwater Mining Co.+...................     241,967      556,938
101,000   TVX Gold Inc.+...........................     709,736      342,309
 47,437   Venoro Gold Corp., Cl A+.................     186,958        5,138
                                                    -----------  -----------
                                                      6,129,434    5,344,755
                                                    -----------  -----------
          PERU -- 4.2%
 45,301   Cia De Minas
            Buenaventura SA, Cl. C.................     147,229      340,676
                                                    -----------  -----------
          SOUTH AFRICA -- 13.3%
100,000   Consolidated African Mines...............      59,000       28,783
130,000   Deelkraal Gold, ADR+.....................     249,773       65,000
 69,475   Durban Roodepoort
            Deep Ltd.+.............................     605,800      114,213
 22,500   Durban Roodepoort Deep Ltd.,
            ADR+...................................     188,200       33,750
 30,000   Elandsrand Gold Mining Ltd...............     147,500       74,902
 34,000   Harmony Gold Mining Ltd.,
            ADR+...................................     359,375       76,500
128,355   Kalahari Goldridge Mining Co.
            Ltd.+..................................      72,594       19,518
367,750   Northam Platinum Ltd.+...................     452,320      151,140
 20,000   Randfontein Estates
            Gold Mining Co. Ltd.+..................      39,600       30,207
 31,195   Randfontein Estates
            Gold Mining Co. Ltd.,
            ADR+...................................     238,091       46,793
143,547   Randgold and
            Exploration Co. Ltd.+..................     470,530      185,836
 20,161   Randgold and
            Exploration Co. Ltd., ADR+.............     281,606      100,805
 10,000   Saint Helena
            Gold Mines Ltd.........................      40,100       25,000
 36,700   Saint Helena Gold
            Mines Ltd., ADR........................     313,409       91,750
 50,000   West Rand Consolidated
            Mines Ltd.+............................     137,500       31,250
                                                    -----------  -----------
                                                      3,655,398    1,075,447
                                                    -----------  -----------
          TOTAL COMMON STOCKS......................  11,503,681    7,578,326
                                                    -----------  -----------
          PREFERRED STOCKS -- 0.2%
          SOUTH AFRICA -- 0.2%
 11,000   Durban Roodepoort
            Deep Ltd., Pfd.........................      65,351       15,823
                                                    -----------  -----------
          TOTAL PREFERRED
            STOCKS.................................      65,351       15,823
                                                    -----------  -----------
          WARRANTS -- 0.5%
          SOUTH AFRICA -- 0.5%
 36,000   Durban Roodepoort
            Deep Ltd.+.............................     129,440       23,726
 23,630   Durban Roodepoort Deep Ltd.,
            Series B+..............................      54,682       13,353
                                                    -----------  -----------
          TOTAL WARRANTS...........................     184,122       37,079
                                                    -----------  -----------
          TOTAL
            INVESTMENTS -- 94.2%..................  $11,753,154    7,631,228
                                                    ===========
          Other Assets and
            Liabilities (Net) -- 5.8%                                465,622
                                                                 -----------
          NET ASSETS -- 100.0%
            (1,379,566 shares outstanding)                       $ 8,096,850
                                                                 ===========
          NET ASSET VALUE,
            Offering and Redemption
            Price Per Share.......................                     $5.87
                                                                       =====
-------
For Federal income tax purposes:
Aggregate cost....................................              $ 12,137,978
                                                                ============
Gross unrealized appreciation.....................                 1,132,580
Gross unrealized depreciation.....................                (5,639,330)
                                                                ------------
Net unrealized depreciation.......................              $ (4,506,750)
                                                                ------------

----------
+      Non-income producing security.
ADR -- American Depositary Receipt.

    The accompanying notes are an integral part of the financial statements.

                             Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities
December 31, 1997
================================================================================

Assets:
  Investments, at value (cost $11,753,154) .................       $  7,631,228
  Cash .....................................................             64,629
  Foreign cash, at value (cost $2,775) 2,779
  Dividends and interest receivable ........................             12,516
  Receivable for Fund shares sold ..........................            455,026
  Deferred organizational expenses .........................             28,363
  Other assets .............................................              3,832
                                                                   ------------
    Total Assets ...........................................          8,198,373
                                                                   ------------
Liabilities:
  Payable for Fund shares redeemed .........................             33,737
  Payable for investment advisory fees 6,088
  Payable for distribution fees ............................              6,021
  Other accrued expenses ...................................             55,677
                                                                   ------------
    Total Liabilities ......................................            101,523
                                                                   ------------
    Net Assets (applicable to 1,379,566
      shares outstanding) ..................................       $  8,096,850
                                                                   ============
    Net Asset Value, offering and
      redemption price per share ...........................              $5.87
                                                                          =====

Net Assets consist of:
  Capital stock, at par value ..............................       $      1,380
  Additional paid-in capital ...............................         14,652,083
  Accumulated net investment loss ..........................           (381,671)
  Accumulated net realized loss
    on investments and foreign
    currency transactions ..................................         (2,053,020)
  Net unrealized depreciation on
    investments and assets and liabilities
    denominated in foreign currencies ......................         (4,121,922)
                                                                   ------------
    Total Net Assets .......................................       $  8,096,850
                                                                   ============

Statement of Operations
For the Year Ended December 31, 1997
================================================================================

Investment Income:
  Dividends (net of foreign taxes of $2,769) ................       $    56,941
  Interest ..................................................            29,676
                                                                    -----------
    Total Investment Income .................................            86,617
                                                                    -----------
Expenses:
  Investment advisory fees ..................................           136,830
  Distribution fees .........................................            34,237
  Shareholder services fees .................................            52,761
  Legal and audit fees ......................................            49,573
  Shareholder report expenses ...............................            44,658
  Registration fees .........................................            39,598
  Amortization of organizational expenses ...................            18,240
  Interest expense ..........................................            17,502
  Miscellaneous expenses ....................................            49,427
                                                                    -----------
    Total Expenses ..........................................           442,826
  Custodian fee credit ......................................            (1,189)
                                                                    -----------
    Total Net Expenses ......................................           441,637
                                                                    -----------

Net Investment Loss .........................................          (355,020)
                                                                    -----------

Net Realized and Unrealized Loss on
  Investments:
  Net realized loss on investments and foreign
    currency transactions ...................................        (1,233,715)
  Net change in unrealized depreciation on
    investments and assets and liabilities
    denominated in foreign currencies .......................        (6,650,029)
                                                                    -----------
  Net realized and unrealized loss on
    investments and foreign
    currency transactions ...................................        (7,883,744)
                                                                    -----------
Net decrease in net assets resulting
  from operations ...........................................       $(8,238,764)
                                                                    -----------

Statement of Changes in Net Assets
================================================================================

                                                                                Year Ended December 31,
                                                                              ---------------------------
                                                                                  1997           1996
                                                                              ------------   ------------
Operations:
  Net investment loss ......................................................  $   (355,020)  $   (291,200)
  Net realized loss on investments and foreign currency transactions .......    (1,233,715)      (382,767)
  Net change in unrealized appreciation (depreciation) on investments and
    assets and liabilities denominated in foreign currencies ...............    (6,650,029)     1,837,504
                                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from operations ........    (8,238,764)     1,163,537
                                                                              ------------   ------------

Distribution to shareholders:
  In excess of net investment income .......................................       (75,290)            --
                                                                              ------------   ------------
Share transactions:
  Net increase (decrease) in net assets from Fund share transactions .......      (552,389)     1,289,561
                                                                              ------------   ------------
    Net increase (decrease) in net assets ..................................    (8,866,443)     2,453,098

Net Assets:
  Beginning of period ......................................................    16,963,293     14,510,195
                                                                              ------------   ------------
  End of period ............................................................  $  8,096,850   $ 16,963,293
                                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

Gabelli Gold Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act") whose primary objective is long term capital appreciation. The Fund commenced operations on July 11, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund held no forward foreign currency contracts at December 31, 1997.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                            Accumulated Net
               Accumulated Net      Realized (Loss) on Investments
              Investment (Loss)    and Foreign Currency Transactions
              -----------------    ---------------------------------
                   $48,639                    $(127,653)

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes of $2,049,867. This loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; and $1,244,045 is available through 2005.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

3. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1997, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $34,237, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1997, other than short term securities, aggregated $3,573,386 and $5,155,941, respectively.

6. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31,1997.

The average daily amount of borrowings outstanding during the year ended December 31, 1997 was $49,781, with a related weighted average interest rate of 6.36%. The maximum amount borrowed at any time during the year ended December 31, 1997 was $1,520,000.

7. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                                                      Year Ended                    Year Ended
                                                   December 31, 1997             December 31, 1996
                                              ---------------------------   ---------------------------
                                                 Shares         Amount         Shares         Amount
                                              ------------   ------------   ------------   ------------
Shares sold ................................     9,312,417   $ 92,169,066      5,950,581   $ 81,147,459
Shares issued upon reinvestment of dividends        12,000         70,322             --             --
Shares redeemed ............................    (9,321,359)   (92,791,777)    (5,846,234)   (79,857,898)
                                              ------------   ------------   ------------   ------------
  Net increase (decrease) ..................         3,058   $   (552,389)       104,347   $  1,289,561
                                              ============   ============   ============   ============

Gabelli Gold Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                 Year Ended December 31,
                                                         ----------------------------------------
                                                          1997       1996       1995       1994+
                                                         -------    -------    -------    -------
Operating performance:
  Net asset value, beginning of period ................  $ 12.32    $ 11.41    $ 11.07    $ 10.00
                                                         -------    -------    -------    -------
  Net investment loss .................................    (0.26)     (0.19)(f)  (0.15)(f)   0.00(f)
  Net realized and unrealized gain
    (loss) on investments .............................    (6.13)      1.10       0.49       1.07(e)
                                                         -------    -------    -------    -------
  Total from investment operations ....................    (6.39)      0.91       0.34       1.07
                                                         -------    -------    -------    -------
Distributions to shareholders:
  In excess of net investment income ..................    (0.06)        --         --         --
                                                         -------    -------    -------    -------
Net asset value, end of period ........................  $  5.87    $ 12.32    $ 11.41    $ 11.07
                                                         -------    -------    -------    -------
  Total return(a) .....................................    (51.9)%      8.0%       3.1%      10.7%
                                                         =======    =======    =======    =======
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ................  $ 8,097    $16,963    $14,510    $17,634
  Ratio of net investment (loss) to average net assets     (2.60)%    (1.41)%    (1.12)%    (0.26)%(c)
  Ratio of operating expenses to average net assets (b)     3.24%      2.17%      2.25%      2.04%(c)
  Portfolio turnover rate .............................       27%        54%        38%        12%
  Average commission rate per share(d) ................  $0.0099    $0.0241         --         --

----------
 +    From commencement of operations on July 11, 1994.
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 3.10%. In addition, the ratio does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.
(c)   Annualized.
(d) For fiscal years beginning on or after September 1, 1995, the SEC requires a fund to disclose its average commission rate paid per share.
(e) Includes the effect of realized gains prior to significant increases in shares outstanding.
(f)   Based on average month-end shares outstanding.

Gabelli Gold Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Gabelli Gold Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP

New York, New York
February 13, 1998

--------------------------------------------------------------------------------
                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1997, the Fund paid to shareholders, on December 29, 1997, an ordinary income dividend totalling $0.058 per share. None of this distribution qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during 1997 which was derived from U.S. Treasury securities was 6.52%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Gold Fund, Inc., did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

Gabelli Asset Fund -------------------------------------------------------------
Invests in securities of companies selling below their intrinsic economic value. The Fund's primary objective is long-term growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund ------------------------------------------------------------
Invests primarily in large-cap stocks believed to have superior earnings growth potential. The Fund's primary objective is long-term capital appreciation. (No-load)
                                          Portfolio Manager: Howard F. Ward, CFA

GABELLI Westwood Equity Fund ---------------------------------------------------
Invests primarily in common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                               Portfolio Manager: Susan M. Byrne

Gabelli Small Cap Growth Fund --------------------------------------------------
Invests primarily in common stock of smaller companies (market capitalizations of $500 million or less) with rapid revenue and earnings growth potential. The Fund's primary objective is long-term capital appreciation. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI Westwood SmallCap Equity Fund ------------------------------------------
Invests primarily in smaller company equity securities (market capitalizations of $1 billion or less). The Fund's primary objective is long-term capital appreciation. (No-load)
                                           Portfolio Manager:  Lynda Calkin, CFA

Gabelli Value Fund -------------------------------------------------------------
Invests in securities of companies selling below their intrinsic economic value. The Fund's primary objective is long-term growth of capital. Max. Sales charge:
5 1/2%
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Equity Income Fund -----------------------------------------------------
Invests primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI Westwood Balanced Fund -------------------------------------------------
Invests in a diversified portfolio of stocks and bonds. The Fund's primary objectives are capital appreciation and current income. (No-load)
                             Portfolio Managers: Susan M. Byrne & Patricia Fraze

Gabelli ABC Fund ---------------------------------------------------------------
Invests in securities with capital appreciation potential and above market average yields. The Fund's primary objective is consistent returns in various market conditions without excessive risk of capital loss. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli U.S. Treasury Money Market Fund ----------------------------------------
Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                             Portfolio Manager: Judith A. Raneri

The Treasurer's Fund -----------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market invests in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market invests in municipal securities. Domestic Prime Money Market invests in prime quality, domestic money market instruments. (No-Load)
                                             Portfolio Manager: Judith A. Raneri

GLOBAL SERIES

      Gabelli Global Telecommunications Fund
      Invests in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is long-term capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

      Gabelli Global Convertible Securities Fund
      Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (No-load)
                                                 Portfolio Manager: Hart Woodson

      Gabelli Global Interactive Couch Potato(R) Fund
      Invests globally in companies creating and/or distributing information and entertainment products and services. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is long-term capital appreciation. (No-load)
                                              Portfolio Manager: Marc J. Gabelli

Gabelli Gold Fund --------------------------------------------------------------
Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is capital appreciation. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors. (No-load)
                                                 Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund ----------------------------------------------
Invests in international equity securities with superior long-term capital appreciation potential. The Fund offers investors global diversification. (No-load)
                                                 Portfolio Manager: Caesar Bryan

The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Distributed by Gabelli & Company, Inc.

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                     Werner J. Roeder, MD
Chairman and Chief                        Director of Surgery
Investment Officer                        Lawrence Hospital
Gabelli Funds, Inc.
                                          Anthonie C. van Ekris
E. Val Cerutti                            Managing Director
Chief Executive Officer                   BALMAC International, Inc.
Cerutti Consultants, Inc.
                                          Daniel E. Zucchi
Anthony J. Colavita                       President
Attorney-at-Law                           Daniel E. Zucchi Associates
Anthony J. Colavita, P.C.

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                              Bruce N. Alpert
President and                             Vice President
Portfolio Manager                         and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------